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Exhibit 99.1

Motorola, Inc. and Subsidiaries

Consolidated Statements of Operations

(In millions, except per share amounts)

	For the Quarter Ended March 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,683	$—	$7,683	$197	$7,486
Costs of sales	6,063	(524)	5,539	(135)	5,404

Gross margin	1,620	(524)	2,144	62	2,082
Selling, general and administrative expenses	1,241	(27)	1,214	(42)	1,172
Research and development expenses	1,172	—	1,172	(11)	1,161
Reorganization of businesses	241	(241)	—	—	—
Other charges	72	(72)	—	—	—

Operating earnings (loss)	(1,106)	(864)	(242)	9	(251)
Other income/(expense)
Interest expense, net	(61)	—	(61)	(2)	(59)
Gains on sales of investments and businesses	614	614	—	—	—
Other	(38)	(29)	(9)	—	(9)

Earnings (loss) before income taxes	(591)	(279)	(312)	7	(319)
Income tax provision	(58)	(48)	(106)	(2)	(108)

Net earnings (loss)	$(533)	$(327)	$(206)	$5	$(211)

Net loss per common share
Basic	$(0.24)				$(0.10)
Diluted	$(0.24)				$(0.10)
Weighted average common shares outstanding
Basic	2,194.0				2,194.0
Diluted	2,194.0				2,194.0
Dividends paid per share	$0.04				$0.04
Net margin on sales	-6.9%				-2.8%
Return on average invested capital	1.5%

Motorola, Inc. and Subsidiaries

Consolidated Statements of Operations

(In millions, except per share amounts)

	For the Quarter Ended June 30, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,486	$—	$7,486	$194	$7,292
Costs of sales	5,765	(307)	5,458	(134)	5,324

Gross margin	1,721	(307)	2,028	60	1,968
Selling, general and administrative expenses	1,214	(19)	1,195	(37)	1,158
Research and development expenses	1,086	—	1,086	(12)	1,074
Reorganization of businesses	619	(619)	—	—	—
Other charges	99	(99)	—	—	—

Operating earnings (loss)	(1,297)	(1,044)	(253)	11	(264)
Other income/(expense)
Interest expense, net	(104)	—	(104)	(2)	(102)
Gains on sales of investments and businesses	742	742	—	—	—
Other	(189)	(194)	5	—	5

Earnings (loss) before income taxes	(848)	(496)	(352)	9	(361)
Income tax provision	(89)	(31)	(120)	(3)	(123)

Net earnings (loss)	$(759)	$(527)	$(232)	$6	$(238)

Net loss per common share
Basic	$(0.35)				$(0.11)
Diluted	$(0.35)				$(0.11)
Weighted average common shares outstanding
Basic	2,202.9				2,202.9
Diluted	2,202.9				2,202.9
Dividends paid per share	$0.04				$0.04
Net margin on sales	-10.1%				-3.3%

Motorola, Inc. and Subsidiaries

Consolidated Statements of Operations

(In millions, except per share amounts)

	For the Quarter Ended September 29, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,392	$—	$7,392	$162	$7,230
Costs of sales	5,476	(98)	5,378	(117)	5,261

Gross margin	1,916	(98)	2,014	45	1,969
Selling, general and administrative expenses	1,121	(39)	1,082	(28)	1,054
Research and development expenses	1,037	—	1,037	(8)	1,029
Reorganization of businesses	133	(133)	—	—	—
Other charges	1,408	(1,408)	—	—	—

Operating earnings (loss)	(1,783)	(1,678)	(105)	9	(114)
Other income/(expense)
Interest expense, net	(140)	(22)	(118)	(2)	(116)
Gains on sales of investments and businesses	542	542	—	—	—
Other	(838)	(830)	(8)	—	(8)

Earnings (loss) before income taxes	(2,219)	(1,988)	(231)	7	(238)
Income tax provision	(811)	733	(78)	(2)	(80)

Net earnings (loss)	$(1,408)	$(1,255)	$(153)	$5	$(158)

Net loss per common share
Basic	$(0.64)				$(0.07)
Diluted	$(0.64)				$(0.07)
Weighted average common shares outstanding
Basic	2,217.1				2,217.1
Diluted	2,217.1				2,217.1
Dividends paid per share	$0.04				$0.04
Net margin on sales	-19.0%				-2.2%

Motorola, Inc. and Subsidiaries

Consolidated Statements of Operations

(In millions, except per share amounts)

	For the Quarter Ended December 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,312	$—	$7,312	$—	$7,312
Costs of sales	5,357	(152)	5,205	—	5,205

Gross margin	1,955	(152)	2,107	—	2,107
Selling, general and administrative expenses	1,147	(40)	1,107	—	1,107
Research and development expenses	1,023	—	1,023	—	1,023
Reorganization of businesses	865	(865)	—	—	—
Other charges	537	(537)	—	—	—

Operating loss	(1,617)	(1,594)	(23)	—	(23)
Other income/(expense)
Interest expense, net	(108)	—	(108)	—	(108)
Gains on sales of investments and businesses	33	33	—	—	—
Other	(161)	(159)	(2)	—	(2)

Loss before income taxes	(1,853)	(1,720)	(133)	—	(133)
Income tax provision	(616)	573	(43)	—	(43)

Net loss	$(1,237)	$(1,147)	$(90)	$—	$(90)

Net loss per common share
Basic	$(0.55)				$(0.04)
Diluted	$(0.55)				$(0.04)
Weighted average common shares outstanding
Basic	2,236.8				2,236.8
Diluted	2,236.8				2,236.8
Dividends paid per share	$0.04				$0.04
Net margin on sales	-16.9%				-1.2%

Motorola, Inc. and Subsidiaries

Consolidated Statements of Operations

(In millions, except per share amounts)

	For the Year Ended December 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$29,873	$—	$29,873	$553	$29,320
Costs of sales	$22,661	$(1,081)	$21,580	$(386)	21,194

Gross margin	7,212	(1,081)	8,293	167	8,126
Selling, general and administrative expenses	4,723	(125)	4,598	(107)	4,491
Research and development expenses	4,318	—	4,318	(31)	4,287
Reorganization of businesses	1,858	(1,858)	—	—	—
Other charges	2,116	(2,116)	—	—	—

Operating earnings (loss)	(5,803)	(5,180)	(623)	29	(652)
Other income/(expense)
Interest expense, net	(413)	(22)	(391)	(6)	(385)
Gains on sales of investments and businesses	1,931	1,931	—	—	—
Other	(1,226)	(1,212)	(14)	—	(14)

Earnings (loss) before income taxes	(5,511)	(4,483)	(1,028)	23	(1,051)
Income tax provision	(1,574)	1,227	(347)	(7)	(354)

Net earnings (loss)	$(3,937)	$(3,256)	$(681)	$16	$(697)

Net loss per common share
Basic	$(1.78)				$(0.31)
Diluted	$(1.78)				$(0.31)
Weighted average common shares outstanding
Basic	2,213.3				2,213.3
Diluted	2,213.3				2,213.3
Dividends paid per share	$0.16				$0.16
Net margin on sales	-13.2%				-2.4%
Return on average invested capital	-18.0%

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  Exhibit 99.1
Motorola, Inc. and Subsidiaries Consolidated Statements of Operations (In millions, except per share amounts)
Motorola, Inc. and Subsidiaries Consolidated Statements of Operations (In millions, except per share amounts)
Motorola, Inc. and Subsidiaries Consolidated Statements of Operations (In millions, except per share amounts)
Motorola, Inc. and Subsidiaries Consolidated Statements of Operations (In millions, except per share amounts)
Motorola, Inc. and Subsidiaries Consolidated Statements of Operations (In millions, except per share amounts)